                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT ("Agreement") is made as of February 4, 2000 by and between:

                  a. Crown Asphalt Products Company, a Utah corporation, Crown Energy Corporation, a Utah corporation; (collectively "Crown")

                  b. Asphalt Supply and Service, Inc., a Montana corporation ("ASSI");

                  c.       Inoco, Inc., a Montana corporation ("Inoco");

                  d. Interstate Asphalt Company, a North Dakota corporation ("Interstate");

                  e. Robert A. Zimmerman, Connie R. Zimmerman, and R. Ryan Zimmerman (collectively "Zimmermans")

         Crown, ASSI, Inoco, Interstate, and Zimmermans are sometimes collectively referred to as "Parties," or individually as "Party."

                                   I. RECITALS

         A. On or about April 17, 1999, the Parties entered into an Asset Purchase Agreement whereby Crown purchased all of the assets, properties, titles and interests of two asphalt terminals then owned by ASSI, Inoco, Interstate, and/or the Zimmermans and located in Laurel, Montana and Williston, North Dakota. On or about June 14, 1999, the parties entered into a Supplemental Letter Agreement in connection with the Asset Purchase Agreement. Disputes have arisen between the Parties regarding Asset Purchase Agreement and Supplemental Letter Agreement. As a result of these disputes, on July 28, 1999, the Zimmermans filed in the Montana First Judicial District Court, Lewis and Clark County, an application for preliminary injunction, numbered CDV 9900502 (hereinafter "Zimmerman Action"). Also as a result of these disputes, on December 8, 1999, Crown filed an action in the U.S. District Court for the District of Montana, Billings Division, numbered CV-99-162-BLG-RWA (hereinafter "Crown Action").

         B. The Parties deny any and all liability arising out of the Asset Purchase Agreement, the Supplemental Letter Agreement, the claims in the Zimmerman Action, the claims in the Crown Action, or otherwise. The Parties are willing to enter into this Agreement, wishing to avoid the delays, uncertainties and hazards of litigation, and have agreed to fully compromise and settle all claims between them.

SETTLEMENT AGREEMENT
ZIMMERMAN V. CROWN

                                  II. AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the Parties as follows:

1.       RESCISSION OF THE ASSET PURCHASE AGREEMENT AND SUPPLEMENTAL LETTER
                      AGREEMENT

         The Parties hereby acknowledge that the April 17, 1999 Asset Purchase Agreement and the June 14, 1999 Supplemental Letter Agreement are rescinded.

2.       PAYMENT OF $320,000.00

         The Parties hereby agree that ASSI, Inoco, Interstate, and the Zimmermans are jointly and severally liable to pay Crown the sum of $320,000.00 simultaneously with the release of the documents described in paragraph 6 below. Payment shall be made simultaneously with the delivery of said documents by wire transfer IN IMMEDIATELY AVAILABLE FUNDS to Crown's bank account as follows:

         -   Bank:                 Bank One Utah NA
                                   185 South State
                                   Salt lake City, UT

         -   ABA Number:           124001545

         -   For the Account of:   Crown Asphalt Products Company
         -   Account Number:       913739939


             3. RELEASES FROM MONTANA RAIL LINK AND EXXON CORPORATION

                a.   MONTANA RAIL LINK LEASE NO. 500,875-01

         The Parties hereby agree that within 7 days of the execution of this Settlement Agreement, ASSI, Inoco, Interstate, and the Zimmermans will provide to Crown a written release from Montana Rail Link releasing Crown from any demands, claims, interests, rights, liabilities, remedies, and/or causes of action arising from the Montana Rail Link Lease No. 500,875-01, Laurel, Montana, dated May 16, 1999.

                b. ASSIGNMENT AND ASSUMPTION AGREEMENT (OFFSITE SERVICES AGREEMENT)

         The Parties hereby agree that within 7 days of the execution of this Settlement Agreement, ASSI, Inoco, Interstate, and the Zimmermans will provide to Crown a written release from Exxon Corporation releasing Crown from any demands, claims, interests, rights, liabilities, remedies, and/or causes of action arising from the Assignment and Assumption Agreement (Offsite Services Agreement) among Exxon Company, U.S.A., ASSI, and Crown dated April 17, 1999, and which relates to the Offsite Services Agreement dated April, 1998 between ASSI and Exxon Company, U.S.A.

                c.   INDEMNIFICATION

         In addition to the written releases specified above, the Parties agree that ASSI, Inoco, Interstate, and the Zimmermans will indemnify Crown and hold it harmless for any and all demands, claims, interests, rights, liabilities, remedies, and/or causes of action arising from the May 16, 1999 Montana Rail Link Lease No. 500,875-01 and/or the April 17, 1999 Assignment and Assumption Agreement (Offsite Services Agreement).

4.       DISMISSAL OF ZIMMERMAN ACTION WITH PREJUDICE

         The Parties agree that, upon execution of this Settlement Agreement, ASSI, Inoco, Interstate, and the Zimmermans shall dismiss with prejudice Cause No. CDV 9900502, filed in the Montana First District Court, Lewis and Clark County.

             5. DISMISSAL OF CROWN ACTION WITH PREJUDICE

         The Parties agree that, upon execution of this Settlement Agreement, Crown shall dismiss with prejudice Civil No. CV-99-162-BLG-RWA, filed in the U.S. District Court for the District of Montana, Billings Division.

             6. ESCROW OF DOCUMENTS

         Upon execution of this Settlement Agreement, Crown will deliver the following documents to Mark Parker, Esq., Parker Law Firm, 401 North 31st Street, P.O. Box 7212, Billings, Montana, 59103-7212:

                a. The Warranty Deed for the Williston, North Dakota facility;

                b. Montana Rail Link Lease No. 500,875-01, Laurel, Montana,
                   dated May 16, 1999; and

                c. The Assignment and Assumption Agreement (Offsite Services
                   Agreement) among Exxon Company, U.S.A., ASSI, and Crown dated April 17, 1999.

         These documents shall be held in escrow at the Parker Law Firm. Simultaneously with the wire transfer of $320,000.00 from ASSI, Inoco, Interstate, and/or the Zimmermans to Crown, the Parker Law Firm will release the documents specified herein to ASSI, Inoco, Interstate, and/or the Zimmermans.

             7. RELEASE AND DISCHARGE OF ASSI, INOCO, INTERSTATE, AND THE ZIMMERMANS BY CROWN

                  Except as to the rights specified in paragraphs 1 - 6 herein:

                a. Crown hereby waives, releases, relinquishes and disavows any and all demands, claims, interests, rights, remedies, and causes of action assertable, directly or indirectly, against ASSI, Inoco, Interstate, and the Zimmermans, or any of their clients, agents, attorneys, employees, subsidiaries, parents, affiliates, contractors, officers, advisers, directors, shareholders, consultants, insurers, or successors in interest (whether or not any of the same were acting within or without the scope of their employment, agency or engagement) for any acts, failures to act, representations, commitments, statements, warranties, failures to disclose or make representations, covenants, promises or agreements, including without limitation any claims for past, present or future actual or punitive damages, or for any claim or cause of action of any kind whatsoever that Crown may have against the parties described above arising from acts occurring on or prior to the date of this Agreement that are related to the Asset Purchase Agreement, Supplemental Letter Agreement, the Zimmerman Action, and/or the Crown Action. Crown agrees that the waivers, releases, relinquishments, and disavowals herein granted shall be with respect to claims, interests, rights, remedies, and causes of action known or unknown, matured or unmatured, contingent or direct, existing or hereafter arising, which relate to the Asset Purchase Agreement, the Supplemental Letter Agreement, the Zimmerman Action, and/or the Crown Action.

                b. Crown agrees not to encourage, assist, initiate, or prosecute any actions, court proceedings, arbitration, disciplinary proceedings, administrative agency actions or otherwise with respect to any of the matters discharged, waived, released, and relinquished hereunder.

                c. Nothing in this Release shall be deemed to be an admission by Crown as to any responsibility or liability for any wrongdoing, negligence, breach of duty, or breach of contract.

                d. In the event that ASSI, Inoco, Interstate, and/or the Zimmermans breach this Settlement Agreement in any manner, this Release shall no longer be effective and Crown shall be permitted to assert any and all demands, claims, interests, rights, remedies, and causes of action against ASSI, Inoco, Interstate, and/or the Zimmermans, which relate to the Asset Purchase Agreement, the Supplemental Letter Agreement, and/or the Action.

             8. RELEASE AND DISCHARGE OF CROWN BY ASSI, INOCO, INTERSTATE AND
                THE ZIMMERMANS

                  Except as to the rights specified in paragraphs 1 - 6 herein:

                a. ASSI, Inoco, Interstate, and the Zimmermans hereby waive, release, relinquish and forever disavow any and all demands, claims, interests, rights, remedies, and causes of action assertable, directly or indirectly, against Crown or any of its clients, agents, attorneys, employees, subsidiaries, parents, affiliates, contractors, officers, advisers, directors, shareholders, consultants, insurers, or successors in interest (whether or not any of the same were acting within or without the scope of their employment, agency or engagement) for any acts, failures to act, representations, commitments, statements, warranties, failures to disclose or make representations, covenants, promises or agreements, including without limitation any claims for past, present or future actual or punitive damages, or for any claim or cause of action of any kind whatsoever that ASSI, Inoco, Interstate, and/or the Zimmermans may have against Crown or such other parties described above arising from acts occurring on or prior to the date of this Agreement that are related to the Asset Purchase Agreement, Supplemental Letter Agreement, the Zimmerman Action, and/or the Crown Action. ASSI, Inoco, Interstate, and the Zimmermans agree that the waivers, releases, relinquishments, and disavowals herein granted shall be with respect to claims, interests, rights, remedies, and causes of action known or unknown, matured or unmatured, contingent or direct, existing or hereafter arising, which relate to the Asset Purchase Agreement, the Supplemental Letter Agreement, the Zimmerman Action and/or the Crown Action.

                b. ASSI, Inoco, Interstate, and the Zimmermans agree not to encourage or initiate any actions, court proceedings, arbitration, disciplinary proceedings, administrative agency actions or otherwise with respect to any of the matters discharged, waived, released, and relinquished hereunder.

                c. Nothing in this Release shall be deemed to be an admission by ASSI, Inoco, Interstate, and the Zimmermans as to any responsibility or liability for any wrongdoing, negligence, breach of duty, or breach of contract.

                d. In the event that Crown breaches this Settlement Agreement in any manner, this Release shall no longer be effective and ASSI, Inoco, Interstate, and/or the Zimmermans shall be permitted to assert any and all demands, claims, interests, rights, remedies, and causes of action against Crown, which relate to the Asset Purchase Agreement, the Supplemental Letter Agreement, the Zimmerman Action, and/or the Crown Action.

             9. ACKNOWLEDGMENT

             The Parties hereby acknowledge that each has read this Agreement carefully, that each knows and understands its contents, and that each has investigated the facts pertaining to the settlement and this Agreement to the extent each deems necessary or desirable. All Parties are represented by counsel. The Parties represent and acknowledge that each has entered into this Agreement after being fully informed and advised by his or her respective counsel concerning the terms of this Agreement. The Parties to this Agreement further acknowledge that each has entered into this Agreement voluntarily, without coercion, based on his or her own exercise of judgment and not in reliance upon any representation or promises by any person, other than those contained in this Agreement.

             10. ENTIRE AGREEMENT AND SUCCESSORS IN INTEREST

             This Agreement constitutes the entire agreement between Crown, on the one hand, and ASSI, Inoco, Interstate, and the Zimmermans, on the other hand, with respect to the subject matter set forth herein and shall be binding upon and inure to the benefit of their legal representatives, heirs, successors and assigns. This Agreement supersedes any prior understandings or agreements between the Parties, with respect to the subject matter herein.

             11. MODIFICATION OF AGREEMENT

             No change or modification of this Agreement shall be valid unless the same be in writing executed by all Parties hereto.

             12. ASSIGNMENT OF RIGHTS

             No Party shall transfer or assign any or all of its rights or interest under this Agreement without the prior written consent of the other Parties hereto, which consent shall not be unreasonably withheld.

             13. REPRESENTATION AND WARRANTIES

             The Parties, by their signatures herein, do represent and warrant that each has full capacity, ability, and authorization to enter into this Agreement and offer the releases and waivers contained in or contemplated by this Agreement.

             14. GOVERNING LAW AND EFFECT OF PARTIAL INVALIDATION

             This Agreement shall be construed under and interpreted in accordance with the laws of the State of Utah. In the event that any portion of this Agreement is found invalid, that portion may be severed from, and shall not affect the validity of, the remaining provisions.

IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement effective the date first written above.

CROWN ASPHALT PRODUCTS                        ASPHALT SUPPLY AND SERVICE, INC.ex
COMPANY

By
   -----------------------------------

                                              By
                                                ----------------------------

Its
   -----------------------------------

                                              Its
                                                 ---------------------------

CROWN ENERGY CORPORATION                      INOCO, INC.

By                                            By
  ------------------------------------          ----------------------------

Its                                          Its
   -----------------------------------          ----------------------------

                                              INTERSTATE ASPHALT COMPANY

                                              By
                                                -----------------------------

                                              Its
                                                 ----------------------------

                                              -------------------------------
                                              Robert A. Zimmerman

                                              -------------------------------
                                              Connie R. Zimmerman

                                              -------------------------------
                                              R. Ryan Zimmerman


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